exhibit 99.1

MTS

Engineering Market-Driven Excellence

Ground Vehicles
Industrial
Aerospace
Infrastructure

Annual Report to Shareholders 2004

ENGINEERING - As an innovator, MTS is a worldwide leader in designing solutions to complex technical problems. Over the past 38 years, our engineers have established our reputation as one of the world's leading developers of test and sensing solutions. **MARKET-DRIVEN** - As an enterprise, MTS is driven by market needs, focusing its efforts on solving testing and sensing challenges for existing and potential markets. **EXCELLENCE** - As a company, MTS is dedicated to excellence in business execution – bringing results to the marketplace that exceed the expectations of our shareholders, our customers, our employees and our communities.

MTS®

ENGINEERING MARKET-DRIVEN EXCELLENCE

Financial Highlights

$ Million
400
300
200
100
0
00 01 02 03 04

Orders
Backlog of Orders

$ Million
375
350
325
300
30
20
10
0
00 01 02 03 04

Revenue
Income before cumulative effect of accounting change[1]

$
%
1.40
1.05
.70
.35
0
20
15
10
5
0
00 01 02 03 04

Earnings per Share[1]
Return on Equity[1]

$ Million
80
60
40
20
0
140
105
70
35
0
00 01 02 03 04

Total Debt
Cash, Cash Equivalents and Short-Term Investments

[1] See Item 6 "Selected Financial Data" in the enclosed Form 10-K for information on this non-GAAP measure.

at a glance

Test

TEST SEGMENT provides integrated test equipment, software, and services that help customers enhance and accelerate product design and development by determining the physical behavior of materials, components, sub-systems and full product prototypes.

$308
$275
$352
02
03
04

Orders
$ Million

$287
$292
$310
02
03
04

Revenue
$ Million

$29
$29
$38
02
03
04

Income from Operations
$ Million

10.1%
9.9%
12.3%
02
03
04

Income from Operations
as percent of Revenue

Industrial

INDUSTRIAL SEGMENT provides precise and rugged position and velocity sensors that help automate machines and machine tools by making them faster, safer and more efficient.

$43
$50
$58
02
03
04

Orders
$ Million

$40
$48
$57
02
03
04

Revenue
$ Million

$2
$4
$7
02
03
04

Income from Operations
$ Million

5.0%
8.3%
12.3%
02
03
04

Income from Operations
as percent of Revenue

Business Description	Competitive Advantage	Products/Applications	Customers
Ground Vehicles 	Automated test and simulation systems, analysis software and specialized services that accelerate the product development of passenger cars, trucks, motorcycles, construction, agricultural and recreational vehicles.	• Breadth of offerings • Worldwide support • Customized solutions • Advanced technology • Application expertise	Integrated equipment, software and services to test ground vehicle safety, noise vibration, durability and performance.	Audi, BMW, Daimler Chrysler, Ferrari, Ford, General Motors, Honda, Hyundai, Nissan, Renault, Toyota, Volkswagen, Volvo, American Axle, Bridgestone/Firestone, Delphi, Goodyear, TRW, Visteon
Aerospace 	Automated test and simulation systems, software and support to all phases of aerospace structural design and certification. Advanced welding technology for aircraft.	• Breadth of offerings • Worldwide support • Customized solutions • Advanced technology • Application expertise	Integrated equipment, software and services to test aerospace vehicle durability, strength, noise and vibration; process development and production welding equipment for aircraft structures.	Airbus, Boeing, Cessna, Eclipse, Embraer, Japan Defense Agency, Lockheed Martin, GE Engines, Pratt & Whitney
Infrastructure 	Testing hardware and software for evaluating the physical properties, strength and durability of materials, structures and products.	• Breadth of offerings • Worldwide support • Customized solutions • Advanced technology • Application expertise	Integrated equipment, software and services to test the effects of forces and motion on materials and structures including durability, strength, flexibility, and performance.	Guidant, Japan National Research Institute, Lawrence Livermore National Laboratory, Medtronic, Sandia National Labs, State University of New York, Taiwan National Center of Research for Earthquake Engineering
Industrial 	Rugged, high-performance magnetostrictive sensors that measure position and velocity.	• High-performance sensor products • Speed of new application development • Integrated sensor solutions • Reduced cost of ownership • Worldwide manufacturing and support • Application expertise	Applications include: • Metal and plastics manufacturing machinery • Mobile construction and agricultural equipment • Wood processing equipment • Aircraft assembly equipment • Fluid level measurement • Medical products equipment	Bosch Rexroth, Claas, CNA Manufacturing Systems, CNH, Eaton, DeMag Plastics, Heil, Husky Injection Molding, Negri Bossi, Nissei Plastics, Parker, Sinopec, Stryker

Our Sharpened Strategic Focus

While pleased to deliver these financial results, we are truly excited about the groundwork we laid for future profitable growth by leveraging our core businesses and bolstering our premier engineering competencies with enhanced market focus and business process excellence.

During the year we completed a comprehensive strategic plan, validated with an external consulting firm. The results of this strategic planning process confirmed our focus on our core Test and Industrial segments, and identified significant opportunities in mobile hydraulic sensors, powertrain testing, noise and vibration testing, and integrated mechanical and electronic system testing. Each of these opportunities represents a sizable, growing market where MTS can make a strong, differentiated contribution.

In the Industrial segment, we invested in engineering to continually lower costs, opening new applications for the superior accuracy and toughness of our magnetostrictive sensing technology. We introduced the G-Series and R-Series sensor lines, which capitalize on advances in electronics and manufacturing to offer increased functionality at a more competitive price. To leverage this effort, we invested more significantly in marketing to focus on target markets with the largest growth opportunities. We increased orders by 300 percent for sensor applications for mobile hydraulic equipment – one of the market opportunities validated in our strategic plan. We anticipate further investment and revenue growth in this developing market.

In the Test segment, we began the year with a new organization, having combined eight divisions into two, thus streamlining our internal communications and allowing us to better align our people and priorities across our ground vehicles, aerospace and infrastructure markets. Throughout 2004 we built a stronger marketing team, considerably enhancing our understanding of the markets and competitive situation. This has led to improved linkage between product development and market needs and economics, as well as initiatives to streamline our sales, product development and order fulfillment processes. These efforts are focused on delivering the right product with the right features at the right price to the market faster than ever before. Overall, we made significant progress in building a cost advantage that will both protect our market leadership and allow us to grow faster than the markets we serve, profitably increasing our market share.

To further the noise and vibration market opportunity identified in our strategic plan, we formed a partnership with National Instruments Corporation to deliver a low-cost framework for standardized noise and vibration testing. This partnership combines National Instruments' leading position in data acquisition hardware and its LabVIEW® software platform with MTS' noise and vibration application expertise and broad software offerings. While the new platform is scheduled for release early in 2006, we have already reached an agreement with a leading manufacturer in the ground vehicles market to migrate to this platform. Together with National Instruments we expect to substantially increase our presence in this significant, growing part of the test market.

Financial Overview

Orders increased by 26 percent in fiscal year 2004, primarily reflecting steady growth in our sensor business and two large Test segment orders totaling $48 million. Orders were up a healthy 12 percent even without these two orders. Restrictions on customers' capital spending continued to limit the number of large order opportunities below historical levels. With fewer opportunities, pricing pressure and competition sharpened throughout the year. Geographically North America continued to be weak by historical standards, accounting for 37 percent of consolidated orders, compared to 31 percent in Europe and 32 percent in Asia. A surge in small system and after-market orders late in the year may indicate the beginning of a cyclical recovery in the Test segment markets. By contrast, the Industrial segment has now enjoyed four quarters of year-over-year growth in orders.

Revenue increased 8 percent to $367 million during the fiscal year, reflecting a 6 percent increase in our Test segment to $310 million and an 18 percent increase in the Industrial segment to $57 million. The favorable impact of foreign currency translation on revenue was an estimated $17 million, reflecting the weaker dollar. Our backlog of $199 million at fiscal year-end was up 25 percent from $159 million at the end of fiscal year 2003.

The combination of operating leverage inherent in the company, favorable product mix, currency translation, and early results from our initiatives to build cost advantage allowed us to leverage the 8 percent increase in revenue to a 43 percent increase in net income.

The Company generated $46 million in cash from operations during the year, ending the year with $129 million in cash and cash equivalents. We returned $44 million in cash to shareholders through stock repurchases, as well as $7 million through dividend payments. In the third quarter, our Board of Directors increased the dividend by 33 percent to an annual rate of $0.32 per share, consistent with increased earnings and our dividend payout policy of 25 percent of earnings over time. While we plan to invest capital in profitable growth via internal initiatives and acquisitions, we anticipate our liquidity and capital structure will continue to enable MTS to return capital to shareholders.

Outlook

Based upon a strong backlog, the prospects of a modest market recovery, and our strategic initiatives, we expect continued growth in both revenue and earnings in the years to come.

We have a solid financial foundation. We remain focused on market leadership in our core Test and Industrial segments. We will continue to strengthen our external market focus and operating excellence to complement our superb engineering competencies. And our people are committed to market-driven business excellence around the globe, wherever customers take us.

Sidney W. Emery, Jr.
Chairman and Chief Executive Officer

Our Mission

We are a technology-based, market-driven company providing hardware, software and services to researchers, designers and manufacturers.

Our mission is to help our customers design, develop and produce their products faster, with higher quality and at a lower cost.

Growing ...Geographies ...Product Offerings ...Market Share

Leading a New Era of Sound and Vibration Engineering

To meet increased consumer demand for a high level of sound and vibration performance, MTS introduced a new era in sound and vibration engineering. Featuring such products as MTS Sound Camera™ software, MTS' broad array of software solutions deliver faster, more dependable product development cycles, increased savings and better overall product designs.

Engineering Innovation with Tire Testing Solution

MTS introduced its upgraded Model 860 RoadWheel™ Treadwear Tire Test System, setting new standards for laboratory-based tread wear and advanced endurance testing of passenger car and light truck tires. MTS' new RoadWheel platform directly responds to market demands for a tire testing platform that embodies both innovative engineering and cost-effectiveness.

Expanding High-End Performance with New Dynamometer Technology

Ferrari S.p.A. ordered MTS' new dynamometer technology and two test rigs for its Formula 1 and passenger cars. This solution enables precise laboratory replication of the power, speed, torque, acceleration and inertia of a Formula 1 engine, building on MTS' presence in the high-end performance market.

Streamlining Aerospace Structural Testing with Enhanced Software

MTS Systems released its AeroPro™ 4.0 software, a new and enhanced version of its proven data acquisition and control software for aerospace structural testing. Offering an array of advanced features, AeroPro 4.0 streamlines and simplifies structural test definition and execution, effectively increasing users' confidence in test results.

Engineering Power with One of the World's Largest Load Frames

Constructed for the Architecture & Building Research Institute in Taiwan, MTS shipped one of the largest load frames in the world. The system produces up to 4.4 million pounds of tension for use in static and cyclic testing in civil engineering projects.

Introducing a New Family of High Performance Sensors

Addressing a significant market opportunity, MTS introduced its G-Series and R-Series Temposonics® sensors – a new family of high-performance position sensors. Both the new G-Series and R-Series were developed to meet customers' needs for additional functionality at a lower total cost.

Sound Quality

860 RoadWheel

Dynamometer

AeroPro 4.0

Load Frame

Sensors

Annual Report on Form 10-K

MTS Systems Corporation

MTS Systems Corporation
Annual Report on Form 10-K

Table of Contents

	PART I

Item 1.	Business	1
	Customers and Products by Business Segment	1
	Common Technologies	2
	Product Development Highlights for Fiscal Year 2004	2
	Characteristics of Sales	3
	Backlog	5
	Competition	5
	Manufacturing and Engineering	5
	Patents and Trademarks	6
	Research and Development	6
	Executive Officers	6
	Employees	7
	Sources and Availability of Raw Materials and Components	7
	Available Information	8
	Environmental Matters	8
Item 2.	Properties	8
Item 3.	Legal Proceedings	9
Item 4.	Submission of Matters to Vote of Security Holders	9

	PART II

Item 5.	Market for Registrant’s Common Equity, Related Stockholder Matters
	and Issuer Purchases of Equity Securities	9

Item 6.	Selected Financial Data	10

Item 7.	Management’s Discussion and Analysis of Financial Condition
	and Results of Operations	13

Item 7A.	Quantitative and Qualitative Disclosures About Market Risk	25

Item 8.	Financial Statements and Supplementary Data	27

Item 9.	Changes in and Disagreements With Accountants on Accounting
	and Financial Disclosure	27

Item 9A.	Controls and Procedures	27

Item 9B.	Other Information	27

	PART III

Item 10.	Directors and Executive Officers of Registrant	27

Item 11.	Executive Compensation	27

Item 12.	Security Ownership of Certain Beneficial Owners and Management
	and Related Stockholder Matters	27

Item 13.	Certain Relationships and Related Transactions	28

Item 14.	Principal Accountant Fees and Services	28

	PART IV

Item 15.	Exhibits and Financial Statement Schedules	28

Corporate Information

Board of Directors
Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer
MTS Systems Corporation

Dugald K. Campbell
Retired President and CEO,
Tower Automotive, Inc.

Jean-Lou Chameau
Provost, Vice President
Georgia Institute of Technology

Merlin E. Dewing
Chairman and Founder
Dewing Financial Services, Inc.

Brendan C. Hegarty
Consultant
Former Chief Executive Officer
NanoMagnetics

Barb J. Samardzich
Executive Director
Small FWD and RWD Vehicles
Ford Motor Company

Linda Hall Whitman
Chief Executive Officer
MinuteClinic, Inc.

Notice of Annual Meeting
The annual meeting of shareholders will be held at 5:00 p.m. (Central Standard Time) on Tuesday, January 25, 2005 at the Company’s headquarters in Eden Prairie, Minnesota. Shareholders who cannot attend the meeting are urged to exercise their right to vote by proxy.

Common Stock
MTS Systems Corporation’s common stock publicly trades on The Nasdaq Stock Market’s National Market under the symbol “MTSC.”	Executive Management
Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer

Laura B. Hamilton
Senior Vice President
Test

Joachim Hellwig
Vice President
Sensors

Susan E. Knight
Vice President
Chief Financial Officer

Douglas E. Marinaro
Vice President
Software and Consulting Services

Kathleen M. Staby
Vice President
Human Resources

Corporate Officers
John R. Houston
Corporate Secretary
Partner, Robins, Kaplan,
Miller & Ciresi LLP

Paul T. Runice
Treasurer

Barbara J. Carpenter
Assistant Corporate Secretary	Investor Relations
Paul T. Runice
Treasurer
MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota
55344-2290
Telephone: 952-937-4003
Email: paul.runice@mts.com

Dividend Reinvestment Plan
Shareholders can invest MTS Systems dividends in additional shares of MTS stock and make periodic cash investments toward the purchase of MTS stock. Shareholders may obtain a brochure giving further details by calling Wells Fargo Shareholder Services at
800-468-9716.

Trademarks
MTS and Temposonics are registered trademarks and Aero Pro, RoadWheel, and Sound Camera are trademarks of MTS Systems Corporation. LabVIEW is a registered trademark of National Instruments Corporation.	Corporate Headquarters
MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota
55344-2290
Telephone: 952-937-4000
info@mts.com
www.mts.com

North American Subsidiaries
AeroMet Corporation
MTS Testing Systems (Canada) Ltd.

European Subsidiaries
MTS Automotive Sensors GmbH
MTS Holdings France, SARL
MTS International Ltd.
MTS Powertrain Technology Ltd.
MTS Sensor Technologie und
   Verwaltungs-GmbH
MTS Sensor Technologie
   GmbH and Co. KG
MTS Systems SAS
MTS Systems GmbH
MTS Systems Ltd.
MTS Systems Norden AB
MTS Systems srl

Asian Subsidiaries
MTS (Japan) Ltd.
MTS Korea, Inc.
MTS Sensors Technology K.K.
MTS Systems (China), Inc.
MTS Systems (Hong Kong), Inc.

MTS

100-140-603 PRINTED IN U.S.A. 1204
©2004 MTS SYSTEMS CORPORATION